                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 1, 2003

                       PEGASUS COMMUNICATIONS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
                Delaware                                   0-32383                                23-3070336
-----------------------------------------     ---------------------------------    ------------------------------------------
      (State or Other Jurisdiction                (Commission File Number)             (IRS Employer Identification No.)
            of Incorporation)
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      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania      19004
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)     (Zip Code)



        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.      Other Events.

Closing of Pegasus Satellite Communications Senior Secured Term Loan
--------------------------------------------------------------------

         On August 1, 2003, Pegasus Satellite Communications, Inc. ("PSC"), a subsidiary of Pegasus Communications Corporation ("PCC"), entered into and completed the closing under a $100 million senior secured term loan with a group of institutional lenders. This facility amends and restates a loan facility established, but not closed, on April 2, 2003, with the same lenders. The entire $100 million was borrowed. Proceeds of the loan financing are being used to redeem the 12.5% senior subordinated notes of Pegasus Media & Communications, Inc. ("PM&C"), a subsidiary of PSC, and to partially fund a $59 million letter of credit facility for a subsidiary of PM&C. The security for the term loans consists principally of a second-priority security interest in the stock of PM&C held by PSC. The loan has a six-year term and an interest rate of 12.5% per annum with 6% payable in cash quarterly and 6.5% to be accrued and added to principal and paid at loan maturity. As additional consideration, the lenders received warrants to purchase shares of non-voting common stock of PCC for an exercise price of $16.00 per share (shares of non-voting common stock received on exercise of the warrants may, in certain circumstances, be exchanged for an equal number of shares of Class A common stock). The terms of the PSC senior secured term loan financing are described in more detail in the documents included as Exhibits 4.1, 4.2, 4.3 and 10.1.

Bank Consent to PSC Senior Secured Term Loan
--------------------------------------------

         One of the closing conditions of the PSC senior secured term loan was that the lenders of the PM&C credit facility give their consent. On July 22, 2003, the lenders of the PM&C credit facility gave their consent and the lenders and PM&C also entered into a third amendment to the PM&C credit agreement. The terms of the consent and third amendment to the PM&C credit facility are described in more detail in the document included as Exhibit 10.2.

New PM&C Senior Secured Credit Facilities
-----------------------------------------

         PM&C has received indications of interest from a syndicate of lenders regarding the terms of a new credit facility. The new PM&C credit facility would replace the existing PM&C credit facility. PM&C expects to use borrowings under the new credit facility to repay PM&C's existing indebtedness and for working capital.

Redemption of Pegasus Media & Communications 12.5% Senior Subordinated Notes
----------------------------------------------------------------------------
Due 2005
--------

         On August 1, 2003, PM&C gave the holders of its 12.5% Senior Subordinated Notes due 2005 in the original principal amount of $85 million ($67.9 million of which are currently outstanding) notice that it will redeem the Notes on September 2, 2003. The redemption price of the Notes will be approximately $69.3 million, which is equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to but not including September 2, 2003, the redemption date. PM&C deposited the redemption price with the trustee on August 1, 2003.

Postponement of Pegasus Communications Corporation Annual Meeting
-----------------------------------------------------------------

         PCC previously announced that it planned to hold its 2003 annual meeting of stockholders on August 9, 2003. PCC has determined to postpone the 2003 annual meeting and will announce a rescheduled annual meeting date at a later time.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits.

                      4.1 Warrant and Investor Rights Agreement among Pegasus Communications Corporation and the parties set for on Schedule I dated April 2, 2003 (which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).

                      4.2 Amendment No. 1 to Warrant and Investor Rights Agreement among Pegasus Communications Corporation and the parties set forth on Schedule I thereto dated as of July 30, 2003 (which is incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K dated August 5, 2003 of Pegasus Satellite Communications, Inc.).

                      4.3 Amendment No. 2 to Warrant and Investor Rights Agreement among Pegasus Communications Corporation and the parties set forth on Schedule I thereto dated as of August 1, 2003 (which is incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K dated August 5, 2003 of Pegasus Satellite Communications, Inc.).

                      10.1 Amended and Restated Term Loan Agreement dated as of August 1, 2003, among Pegasus Satellite Communications, Inc., the several lenders from time to time parties thereto and DBS Investors Agent, Inc., as Administrative Agent for such Lenders (which is incorporated herein by reference to
                               Exhibit 10.1 to the Current Report on Form
                               8-K dated August 5, 2003 of Pegasus
                               Satellite Communications, Inc.).

                      10.2 Third Amendment to Credit Agreement and Consent dated as of July 22, 2003 by and among Pegasus Media & Communications, Inc., the several lenders from time to time parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent for the Lenders (which is incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K dated August 5, 2003 of Pegasus Satellite Communications, Inc.).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PEGASUS COMMUNICATIONS CORPORATION


                                           By    Scott A. Blank
                                              -------------------------------
                                                    Scott A. Blank,
                                                    Senior Vice President


August 6, 2003


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

4.1 Warrant and Investor Rights Agreement among Pegasus Communications Corporation and the parties set for on
                      Schedule I dated April 2, 2003 (which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).

4.2 Amendment No. 1 to Warrant and Investor Rights Agreement among Pegasus Communications Corporation and the parties set forth on Schedule I thereto dated as of July 30, 2003 (which is incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K dated August 5, 2003 of Pegasus Satellite Communications, Inc.).

4.3 Amendment No. 2 to Warrant and Investor Rights Agreement among Pegasus Communications Corporation and the parties set forth on Schedule I thereto dated as of August 1, 2003 (which is incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K dated August 5, 2003 of Pegasus Satellite Communications, Inc.).

10.1 Amended and Restated Term Loan Agreement dated as of August 1, 2003, among Pegasus Satellite Communications, Inc., the several lenders from time to time parties thereto and DBS Investors Agent, Inc., as Administrative Agent for such Lenders (which is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K dated August 5, 2003 of Pegasus Satellite Communications, Inc.).

10.2 Third Amendment to Credit Agreement and Consent dated as of July 22, 2003 by and among Pegasus Media & Communications, Inc., the several lenders from time to time parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent for the Lenders (which is incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K dated August 5, 2003 of Pegasus Satellite Communications, Inc.).